Forward-Looking Information

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of BB&T. These forward-looking statements involve certain risks and uncertainties and are based on the beliefs and assumptions of the management of BB&T, and on the information available to management at the time that this presentation was prepared. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (3) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (4) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BB&T is engaged; (5) adverse changes occur in the securities markets; (6) competitors of BB&T may have greater financial resources and develop products that enable such competitors to compete more successfully than BB&T; (7) costs or difficulties related to the integration of the businesses of BB&T and its merger partners may be greater than expected; (8) expected cost savings associated with recently completed mergers cannot be fully realized or realized within the expected time frame; and (9) deposit attrition, customer loss or revenue loss following recently completed mergers may be greater than expected. The forward-looking statements included in this presentation have not been examined or compiled by the independent public accountants of BB&T, nor have such accountants applied any procedures thereto. Accordingly, such accountants do not express an opinion or any other form of assurance on them.

GAAP Results and Non-GAAP Performance Measures

- Some of the presentations made by BB&T executives today may include references to operating results or cash basis results.
- BB&T management presents information in these formats because we use it internally in our analysis of the Corporation's performance, and we believe that it assists analysts and investors in understanding the long-term core performance of the Corporation.
- For purposes of these presentations,
  - **operating results** exclude costs primarily associated with completing mergers and acquisitions and non-recurring expenses, and
  - **cash basis operating results** exclude the effects of intangible assets and related amortization expenses, amortization of purchase accounting mark-to-market adjustments and merger-related and non-recurring charges.

Cash Basis EPS Trend

For the Three Months Ended:	Cash Basis Operating Earnings	Net Income
March 31, 1995	$ .29	$ .23
June 30, 1995	.30	.24
September 30, 1995	.32	.26
December 31, 1995	.32	.26
March 31, 1996	.31	.30
June 30, 1996	.32	.31
September 30, 1996	.32	.25
December 31, 1996	.33	.32
March 31, 1997	.37	.35
June 30, 1997	.37	.35
September 30, 1997	.39	.27
December 31, 1997	.38	.31
March 31, 1998	.42	.38
June 30, 1998	.43	.41
September 30, 1998	.44	.41
December 31, 1998	.44	.40
March 31, 1999	.49	.44
June 30, 1999	.49	.46
September 30, 1999	.50	.42
December 31, 1999	.51	.40
March 31, 2000	.54	.45
June 30, 2000	.55	.41
September 30, 2000	.58	.16
December 31, 2000	.58	.51

For the Three Months Ended:	Cash Basis Operating Earnings	Net Income
March 31, 2001	$ .61	$ .51
June 30, 2001	.62	.52
September 30, 2001	.65	.48
December 31, 2001	.66	.61
March 31, 2002	.67	.66
June 30, 2002	.69	.68
September 30, 2002	.71	.68
December 31, 2002	.72	.70
March 31, 2003	.71	.69
June 30, 2003	.72	.67
September 30, 2003	.71	.21
December 31, 2003	.72	.55
March 31, 2004	.64	.60
June 30, 2004	.76	.72
September 30, 2004	.77	.74
December 31, 2004	.79	.75
March 31, 2005	.75	.71
June 30, 2005	.79	.70
September 30, 2005	.84	.80
December 31, 2005	.82	.78
Percentage Increase	*183%*	*239%*
Compound Annual Growth Rate	*10.9%*	*12.0%*

Generating Fee Income and Operating Efficiency

	For the Years Ended December 31,				
	2001	2002	2003	2004	2005
Noninterest Income as a Percentage of Net Revenue (T/E) Based on Operating Earnings	32.0%	34.5%	36.0%	37.8%	39.1%
Effect of other, net (1)	.8	.1	.5	-	-
Noninterest Income as a Percentage of Net Revenue (T/E) Based on GAAP	32.8%	34.6%	36.5%	37.8%	39.1%
Cash Basis Efficiency Ratio	48.4%	49.0%	50.5%	49.7%	50.4%
Effect of pretax merger-related items	5.2	.9	2.0	.1	(.2)
Effect of pretax amortization of intangibles	1.8	.5	1.2	2.0	1.9
Effect of other, net (2)	-	-	9.0	-	.8
Effect of amortization of mark-to-market adjustments	-	-	.1	.2	.2
Efficiency Ratio Based on GAAP	55.4%	50.4%	62.8%	52.0%	53.1%

(1) Includes the impact of a nonrecurring item associated with BB&T's leasing operations in 2003, a gain resulting from the cumulative effect of adopting a new accounting standard in 2002, and the effect of a one-time gain on an investment in an electronic transaction processing company which was partially offset by a provision relating to the impairment of mortgage servicing rights in 2001.

(2) Reflects the impact of a one-time adjustment related to the accounting for property and equipment leases in 2005, and nonrecurring contributions made by an affiliated trust, a loss on early extinguishment of debt, and a one-time item associated with BB&T's leasing operations in 2003.

Operating Earnings

as originally reported *(dollars in millions)*

	Operating Earnings	Net Income
1995	$ 254.5	$ 178.1
1996	304.9	283.7
1997	408.6	359.9
1998	512.8	501.8
1999	659.1	612.8
2000	875.1	626.4
2001	1,100.1	973.6
2002	1,317.9	1,303.0
2003	1,423.8	1,064.9
2004	1,561.8	1,558.4
2005	1,673.6	1,653.8
Ten-Year Compound Annual Growth Rate	20.7%	25.0%

Long-Term Trends

	Operating Earnings	Net Income
20-Year Compound Annual Growth Rate in Diluted Earnings Per Share	11.0%	10.9%

Earnings Performance

	2001	2002	2003	2004	2005
Total Revenue Based on Operating Results	$ 6,142,580	$ 5,975,291	$ 6,113,858	$ 6,665,966	$ 7,830,447
Less : Pretax merger-related items	(1,333)	-	-	-	-
Less : Other, net (1)	(43,875)	-	(68,273)	-	1,017
Total Revenue Based on GAAP Results	$ 6,187,788	$ 5,975,291	$ 6,182,131	$ 6,665,966	$ 7,831,464
Operating Earnings	$ 1,100,133	$ 1,317,935	$ 1,423,684	$ 1,561,829	$ 1,673,611
Merger-related items, net of tax	(154,664)	(24,706)	(55,054)	(3,454)	6,777
Other, net (2)	28,169	9,780	(303,877)	-	(26,619)
Net income	$ 973,638	$ 1,303,009	$ 1,064,903	$ 1,558,375	$ 1,653,769
Return on Assets Based on Operating Earnings	1.60%	1.74%	1.67%	1.62%	1.60%
Effect of after-tax merger-related items	(.23)	(.03)	(.06)	-	.01
Effect of other, net (2)	.04	.01	(.34)	-	(.03)
Return on Assets Based on Net Income	1.41%	1.72%	1.27%	1.62%	1.58%
Return on Equity Based on Operating Earnings	18.96%	18.53%	16.01%	14.74%	15.12%
Effect of after-tax merger-related items	(2.67)	(.35)	(.62)	(.03)	.07
Effect of other, net (2)	.49	.14	(3.42)	-	(.24)
Return on Equity Based on Net Income	16.78%	18.32%	11.97%	14.71%	14.95%
Diluted EPS Based on Operating Earnings	$ 2.40	$ 2.75	$ 2.77	$ 2.81	$ 3.04
Effect of merger-related charges, net of tax	(.34)	(.05)	(.11)	(.01)	.01
Effect of other, net (2)	.06	.02	(.59)	-	(.05)
Diluted EPS Based on Net Income	$ 2.12	$ 2.72	$ 2.07	$ 2.80	$ 3.00
Cash ROA	1.72%	1.79%	1.78%	1.79%	1.77%
Effect of amortization of mark-to-market adjustments, net of tax	-	-	(.01)	(.01)	(.02)
Effect of amortization of intangibles, net of tax (3)	(.12)	(.05)	(.10)	(.16)	(.15)
Return on Assets Based on Operating Earnings	1.60%	1.74%	1.67%	1.62%	1.60%
Cash ROE	23.38%	23.93%	24.81%	27.17%	27.82%
Effect of amortization of mark-to-market adjustments, net of tax	-	-	(.90)	(.28)	(.29)
Effect of amortization of intangibles, net of tax (3)	(4.42)	(5.40)	(7.90)	(12.15)	(12.41)
Return on Equity Based on Operating Earnings	18.96%	18.53%	16.01%	14.74%	15.12%
Cash Basis Diluted EPS	$ 2.55	$ 2.78	$ 2.85	$ 2.96	$ 3.20
Effect of amortization of mark-to-market adjustments, net of tax	-	-	(.01)	(.03)	(.04)
Effect of amortization of intangibles, net of tax	(.15)	(.03)	(.07)	(.12)	(.12)
Diluted EPS Based on Operating Earnings	$ 2.40	$ 2.75	$ 2.77	$ 2.81	$ 3.04